Supplemental Oil and Natural Gas Information - Standardized Measure of Discounted Net Future Cash Flows (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Future Net Cash Flows Relating to Proved Oil and Gas Reserves, Net Cash Flows [Abstract]
Future cash inflows (total revenues)	$ 1,870,319	$ 479,527	$ 50,614
Future production costs (severance and ad valorem taxes plus LOE)	(728,041)	(116,161)	(6,448)
Future development costs (capital costs)	(350,187)	(76,511)	(8,015)
Future income tax expense	(277,500)
Future net cash flows	514,591	286,855	36,151
10% annual discount for estimated timing of cash flows	(183,934)	(131,560)	(14,257)
Standard measure of Discounted Future Net Cash Flow	$ 330,657	$ 155,295	$ 21,894